UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 7, 2024

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Alphabet Inc. (“Alphabet”) held on June 7, 2024 (the “2024 Annual Meeting”), Alphabet’s stockholders voted on fourteen proposals as set forth below, all of which are described in detail in Alphabet’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 26, 2024 (the “2024 Proxy Statement”). Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on April 9, 2024 (the “Record Date”) and holders of the shares of Class B common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the 2024 Annual Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. The individuals listed below were elected at the 2024 Annual Meeting to serve as directors of Alphabet until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Larry Page	12,400,507,912	247,959,437	3,988,926	584,773,150
Sergey Brin	12,400,675,664	247,747,348	4,033,263	584,773,150
Sundar Pichai	12,463,917,269	183,878,409	4,660,597	584,773,150
John L. Hennessy	10,506,960,562	2,133,340,772	12,154,941	584,773,150
Frances H. Arnold	11,172,122,754	1,474,814,286	5,519,235	584,773,150
R. Martin “Marty” Chávez	12,555,102,460	91,221,825	6,131,990	584,773,150
L. John Doerr	10,910,364,774	1,735,826,984	6,264,517	584,773,150
Roger W. Ferguson Jr.	12,500,632,560	145,773,092	6,050,623	584,773,150
K. Ram Shriram	10,988,363,051	1,657,829,583	6,263,641	584,773,150
Robin L. Washington	10,933,643,709	1,708,372,427	10,440,139	584,773,150

2. The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved. There were no broker non-votes on this matter.

For	Against	Abstentions
12,902,023,738	329,291,800	5,913,887

3. A stockholder proposal regarding “Bylaw amendment: stockholder approval of director compensation” was not approved.

For	Against	Abstentions	Broker Non-Votes
76,397,228	12,547,705,720	28,353,327	584,773,150

4. A stockholder proposal regarding an EEO policy risk report was not approved.

For	Against	Abstentions	Broker Non-Votes
28,683,052	12,587,699,628	36,073,595	584,773,150

5. A stockholder proposal regarding a report on electromagnetic radiation and wireless technologies risks was not approved.

For	Against	Abstentions	Broker Non-Votes
103,784,542	12,493,375,195	55,296,538	584,773,150

6. A stockholder proposal regarding a policy for director transparency on political and charitable giving was not approved.

For	Against	Abstentions	Broker Non-Votes
35,754,406	12,597,275,138	19,426,731	584,773,150

7. A stockholder proposal regarding a report on climate risks to retirement plan beneficiaries was not approved.

For	Against	Abstentions	Broker Non-Votes
462,115,889	11,814,630,531	375,709,855	584,773,150

8. A stockholder proposal regarding a lobbying report was not approved.

For	Against	Abstentions	Broker Non-Votes
1,927,513,885	10,628,195,314	96,747,076	584,773,150

9. A stockholder proposal regarding equal shareholder voting was not approved.

For	Against	Abstentions	Broker Non-Votes
3,957,900,469	8,675,994,919	18,560,887	584,773,150

10. A stockholder proposal regarding a report on reproductive healthcare misinformation risks was not approved.

For	Against	Abstentions	Broker Non-Votes
811,397,714	11,784,118,483	56,940,078	584,773,150

11. A stockholder proposal regarding AI principles and Board oversight was not approved.

For	Against	Abstentions	Broker Non-Votes
934,927,468	11,693,251,050	24,277,757	584,773,150

12. A stockholder proposal regarding a report on generative AI misinformation and disinformation risks was not approved.

For	Against	Abstentions	Broker Non-Votes
2,222,509,279	10,395,758,258	34,188,738	584,773,150

13. A stockholder proposal regarding a human rights assessment of AI-driven targeted ad policies was not approved.

For	Against	Abstentions	Broker Non-Votes
2,342,253,100	10,275,882,466	34,320,709	584,773,150

14. A stockholder proposal regarding a report on online safety for children was not approved.

For	Against	Abstentions	Broker Non-Votes
1,788,616,887	10,768,198,081	95,641,307	584,773,150

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.
June 13, 2024

/s/ Kathryn W. Hall
Kathryn W. Hall
Assistant Secretary

5